Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by the Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

●
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	was more than 120 days past the final disbursement;

●	was not more than 210 days past due;

●	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2011, which is the statistical disclosure date.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,888,000 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.

2003-4

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,126,173,383
Aggregate Outstanding Principal Balance – Treasury Bill	$157,128,110
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.95%
Aggregate Outstanding Principal Balance – Commercial Paper	$968,960,968
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	86.04%
Aggregate Outstanding Principal Balance – Treasury Bill – Other	$84,304
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill – Other	0.01%
Number of Borrowers	38,025
Average Outstanding Principal Balance Per Borrower	$29,617
Number of Loans	63,845
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,963
Average Outstanding Principal Balance Per Loan – Commercial Paper	$16,914
Average Outstanding Principal Balance Per Loan – Treasury Bill – Other	$84,304
Weighted Average Remaining Term to Scheduled Maturity	214 months
Weighted Average Annual Interest Rate	6.11%
____________________

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-4

The category “Treasury Bill—Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program.  These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education.  The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments.  The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%.  In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4	$116,940	*
3.01% to 3.50%	1,101	14,532,581	1.3%
3.51% to 4.00%	1,803	39,715,108	3.5
4.01% to 4.50%	11,359	149,789,346	13.3
4.51% to 5.00%	17,622	264,955,481	23.5
5.01% to 5.50%	3,060	56,673,387	5.0
5.51% to 6.00%	2,716	48,193,095	4.3
6.01% to 6.50%	4,696	84,076,348	7.5
6.51% to 7.00%	7,957	141,577,573	12.6
7.01% to 7.50%	1,898	39,919,937	3.5
7.51% to 8.00%	4,329	99,637,943	8.8
8.01% to 8.50%	4,830	115,549,986	10.3
Equal to or greater than 8.51%	2,470	71,435,657	6.3

Total	63,845	$1,126,173,383	100.0%
____________________

*     Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,634	$10,051,139	0.9%
$5,000.00-$ 9,999.99	6,763	50,112,497	4.4
$10,000.00-$14,999.99	4,782	60,461,992	5.4
$15,000.00-$19,999.99	4,539	78,737,057	7.0
$20,000.00-$24,999.99	3,342	74,704,776	6.6
$25,000.00-$29,999.99	2,438	66,788,042	5.9
$30,000.00-$34,999.99	2,094	67,883,885	6.0
$35,000.00-$39,999.99	1,754	65,587,775	5.8
$40,000.00-$44,999.99	1,297	54,969,618	4.9
$45,000.00-$49,999.99	1,047	49,605,833	4.4
$50,000.00-$54,999.99	892	46,718,748	4.1
$55,000.00-$59,999.99	748	42,908,165	3.8
$60,000.00-$64,999.99	662	41,304,114	3.7
$65,000.00-$69,999.99	566	38,152,655	3.4
$70,000.00-$74,999.99	438	31,720,225	2.8
$75,000.00-$79,999.99	414	32,022,156	2.8
$80,000.00-$84,999.99	355	29,262,004	2.6
$85,000.00-$89,999.99	296	25,862,372	2.3
$90,000.00-$94,999.99	251	23,145,832	2.1
$95,000.00-$99,999.99	221	21,555,819	1.9
$100,000.00 and above	1,492	214,618,679	19.1

Total	38,025	$1,126,173,383	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	58,919	$1,008,758,334	89.6%
31-60 days	1,935	41,337,640	3.7
61-90 days	868	20,534,356	1.8
91-120 days	545	13,172,203	1.2
121-150 days	370	10,634,630	0.9
151-180 days	310	9,155,720	0.8
181-210 days	167	4,417,114	0.4
Greater than 210 days	731	18,163,386	1.6

Total	63,845	$1,126,173,383	100.0%

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	47	$15,769	*
4 to12	294	360,040	*
13 to 24	691	1,758,595	0.2%
25 to 36	782	2,778,441	0.2
37 to 48	1,722	5,999,697	0.5
49 to 60	1,097	6,841,187	0.6
61 to 72	2,411	14,187,514	1.3
73 to 84	6,990	34,914,638	3.1
85 to 96	2,205	16,472,681	1.5
97 to 108	2,136	19,005,911	1.7
109 to 120	1,925	21,399,011	1.9
121 to 132	4,001	58,108,412	5.2
133 to 144	8,852	102,254,538	9.1
145 to 156	2,754	39,947,511	3.5
157 to 168	2,113	32,752,426	2.9
169 to 180	2,053	33,879,928	3.0
181 to 192	2,532	47,465,975	4.2
193 to 204	4,902	90,343,565	8.0
205 to 216	1,908	41,645,893	3.7
217 to 228	1,510	36,003,010	3.2
229 to 240	1,511	41,648,274	3.7
241 to 252	1,631	49,841,611	4.4
253 to 264	3,781	124,487,836	11.1
265 to 276	1,247	46,754,608	4.2
277 to 288	973	41,274,042	3.7
289 to 300	1,075	47,205,395	4.2
301 to 312	742	36,737,540	3.3
313 to 324	521	28,690,938	2.5
325 to 336	369	23,623,363	2.1
337 to 348	267	17,741,900	1.6
349 to 360	386	29,412,417	2.6
361 and above	417	32,620,715	2.9

Total	63,845	$1,126,173,383	100.0%
____________________

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	5,119	$114,338,055	10.2%
Forbearance	4,190	112,669,913	10.0
Repayment
First year in repayment	1,268	45,614,165	4.1
Second year in repayment	1,050	35,130,197	3.1
Third year in repayment	1,587	46,717,199	4.1
More than 3 years in repayment	50,631	771,703,853	68.5

Total	63,845	$1,126,173,383	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 84.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-4

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.0	-	246.6
Forbearance	-	4.3	252.6
Repayment	-	-	203.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $114,338,055 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $47,893,205 or approximately 41.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-4

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	488	$9,694,908	0.9%
Alaska	88	1,402,898	0.1
Arizona	1,229	22,707,766	2.0
Arkansas	396	7,188,256	0.6
California	7,389	143,355,323	12.7
Colorado	1,018	15,758,071	1.4
Connecticut	948	15,081,826	1.3
Delaware	152	2,832,699	0.3
District of Columbia	319	6,417,064	0.6
Florida	3,481	73,574,745	6.5
Georgia	2,272	48,243,965	4.3
Hawaii	174	3,190,066	0.3
Idaho	208	3,227,938	0.3
Illinois	3,247	51,160,196	4.5
Indiana	976	13,449,433	1.2
Iowa	424	6,755,056	0.6
Kansas	1,026	15,315,958	1.4
Kentucky	441	7,812,046	0.7
Louisiana	1,703	30,394,250	2.7
Maine	163	2,971,761	0.3
Maryland	1,695	33,792,079	3.0
Massachusetts	2,139	30,643,929	2.7
Michigan	1,664	31,311,033	2.8
Minnesota	1,148	17,274,643	1.5
Mississippi	553	10,065,983	0.9
Missouri	1,485	25,993,781	2.3
Montana	103	1,732,358	0.2
Nebraska	128	2,084,179	0.2
Nevada	457	8,831,299	0.8
New Hampshire	264	4,619,831	0.4
New Jersey	1,703	31,151,977	2.8
New Mexico	237	4,071,834	0.4
New York	4,827	83,183,979	7.4
North Carolina	1,582	26,895,883	2.4
North Dakota	34	505,341	*
Ohio	310	6,134,799	0.5
Oklahoma	1,578	26,424,528	2.3
Oregon	1,301	21,701,446	1.9
Pennsylvania	2,250	38,041,951	3.4
Rhode Island	150	3,009,422	0.3
South Carolina	631	12,834,232	1.1
South Dakota	60	773,655	0.1
Tennessee	1,119	20,176,282	1.8
Texas	5,915	100,320,422	8.9
Utah	216	3,643,765	0.3
Vermont	75	1,086,799	0.1
Virginia	2,062	35,083,460	3.1
Washington	2,223	33,640,781	3.0
West Virginia	241	3,870,226	0.3
Wisconsin	953	15,675,078	1.4
Wyoming	62	846,562	0.1
Other	538	10,217,622	0.9
Total	63,845	$1,126,173,383	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

2003-4

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-4

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	40,639	$629,096,092	55.9%
Other Repayment Options(1)	23,206	497,077,290	44.1

Total	63,845	$1,126,173,383	100.0%
____________________

(1)  Graduated repayment loans include loans with interest-only periods.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,348 loans with an aggregate outstanding principal balance of $109,015,542 currently in an interest-only period.  These interest-only loans represent approximately 9.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	31,591	$505,063,058	44.8%
Unsubsidized	32,254	621,110,325	55.2

Total	63,845	$1,126,173,383	100.0%

2003-4

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	273	$5,474,860	0.5%
October 1, 1993 through June 30, 2006	63,572	1,120,698,523	99.5
July 1, 2006 and later	0	0	0.0

Total	63,845	$1,126,173,383	100.0%

2003-4

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	3,406	$47,105,208	4.2%
College Assist	61	742,682	0.1
Educational Credit Management Corporation	1,539	30,453,567	2.7
Great Lakes Higher Education Corporation	640	17,233,242	1.5
Illinois Student Assistance Commission	3,113	44,178,580	3.9
Iowa College Student Aid Commission	325	4,129,326	0.4
Kentucky Higher Education Assistance Authority	249	4,444,604	0.4
Louisiana Office of Student Financial Assistance	672	9,591,517	0.9
Michigan Guaranty Agency	1,180	19,054,645	1.7
Montana Guaranteed Student Loan Program	5	99,283	*
New Jersey Higher Education Student Assistance Authority	1,448	20,483,751	1.8
New York State Higher Education Services Corporation	6,281	102,269,821	9.1
Northwest Education Loan Association	6,374	95,566,679	8.5
Oklahoma Guaranteed Student Loan Program	1,700	27,670,639	2.5
Pennsylvania Higher Education Assistance Agency	5,271	86,361,674	7.7
Student Loan Guarantee Foundation of Arkansas	255	3,991,366	0.4
Tennessee Student Assistance Corporation	881	13,891,171	1.2
Texas Guaranteed Student Loan Corporation	5,717	96,460,966	8.6
United Student Aid Funds, Inc.	24,728	502,444,662	44.6

Total	63,845	$1,126,173,383	100.0%
____________________

*     Represents a percentage greater than 0% but less than 0.05%.

2003-4

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent

2003-4

of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program effective July 1, 2010.  As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2010, USA Funds held net assets on behalf of the federal reserve fund of approximately $366 million. Through September 30, 2010, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $92 billion.  Also, as of September 30, 2010, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $366 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	0.26%	0.28%	0.33%	0.38%	0.40%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	$12,586	$15,581	$17,202	$20,067	$7,705

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	38.03%	40.30%	45.60%	36.19%	32.90%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	1.21%	2.13%	2.07%	1.92%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

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